Supplement dated April 1, 2001 to the Prospectus dated April 30, 2000, as supplemented July 30, 2000
Supplement dated April 1, 2001 to the Statement of Additional Information dated April 30, 2000, as supplemented July 30, 2000 and December 31, 2000

WEITZ PARTNERS, INC.

Supplement dated April 1, 2001 to the Prospectus dated April 30, 2000, as supplemented
July 30, 2000

The second paragraph of the section titled “INVESTMENT ADVISER” on Page 17 of the Prospectus is amended in its entirety to read as follows:

Effective April 1, 2001, the Fund will have a new management fee schedule that will result in fee reductions for the Fund at asset levels in excess of $2,500,000,000. Prior to April 1, 2001, Weitz & Co. received an annual management fee from the Fund equal to 1% of the Fund’s average daily net assets. As of April 1, 2001, the annual fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than	Rate

$0	$2,500,000,000	1.00%

2,500,000,000	5,000,000,000	.90%

5,000,000,000		.80%

The Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund’s expenses to the extent of the advisory fee paid if expenses, excluding taxes, interest and brokerage commissions, exceed 1.50% of the Fund’s annual average net assets.

WEITZ PARTNERS, INC.

Supplement dated April 1, 2001 to the Statement of Additional Information dated April 30, 2000, as supplemented July 30, 2000 and December 31, 2000

The second paragraph of the section titled “Investment Advisor and Distributor” on Page 13 of the Statement of Additional Information is amended in its entirety to read as follows:

Effective April 1, 2001 the Fund will have a new management fee schedule that will result in a fee reduction for the Fund at asset levels in excess of $2,500,000,000. Prior to April 1, 2001, the investment adviser received an annual management fee from the Fund equal to 1% of the Fund’s average daily net assets. As of April 1, 2001 the Fund will pay the investment adviser, on a monthly basis, an annual advisory fee based on the following break-point schedule:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than	Rate

$0	$2,500,000,000	1.00%

2,500,000,000	5,000,000,000	0.90%

5,000,000,000		0.80%

The total amount of advisory fees during the fiscal period ended March 31, 2000 and the fiscal years ended December 31, 1999, 1998 and 1997 was $2,873,594, $7,343,521, $1,905,319 and $1,124,589, respectively.